Exhibit 10.81


                       SETTLEMENT AND RELEASE AGREEMENT



     This Release and Settlement (hereinafter "Agreement") is made effective as of the latest date set forth on the signature pages hereof, by and between 1) InsynQ, Inc. a Delaware corporation domiciled in the state of Washington, and XCEL Management Inc., a Utah Corporation domiciled in the state of Washington, whose address is 1127 Broadway Plaza, Tacoma, WA 98402; relevant employees, agents, and/or members of the Board of Directors of InsynQ; ("InsynQ") and 2) NWCS, Inc. a Washington State Corporation and Martin E. Darrah, whose address is P.O. Box 64385 University Place, WA 98464 ("Darrah").

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, Insynq and Darrah agree as follows:


     1.   RELEASE AGREEMENT

     1.1 Release. In exchange for, and upon delivery of Two Hundred Thousand (200,000) of InsynQ stock options, as defined and using the delivery schedule defined in section 2 herein, Darrah and Insynq, individually and on behalf of themselves, their predecessors, successors, heirs, beneficiaries and assigns, release and forever discharge each other, their respective attorneys, and their predecessors, successors, heirs, beneficiaries and assigns, from and against any and all claims, damages, actions, causes of action, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses, damages, and charges of whatsoever nature, whether known or unknown, suspected or unsuspected, fixed or contingent, which they now have, claim to have, or at any time had or claimed to have as a result of any thing undertaken, done, or omitted to be done including anything, arising out of, or in any way related to, any litigation, proceedings and/or claims between and among the parties to this Agreement, and/or any act or omission of the either party, their respective attorneys, and their predecessors, successors, heirs, beneficiaries and assigns.

     1.2 It is understood and agreed that this settlement is the compromise of a disputed claim, and this payment is not to be construed as admission of liability on Insynq or Darrah by whom liability is expressly denied.


     2.   STOCK OPTIONS AND CONDITIONS PRECEDENT

     2.1 Stock Options. Darrah shall be granted stock options of two hundred thousand shares (200,000) Insynq restricted common stock with an exercise price of seven cents ($.07) per share to repay Darrah for the loan of fourteen thousand dollars ($14,000) which is now due and owing to Darrah. The option agreement and documents required to exercise said options shall be forwarded to Darrah within ten days of InsynQ's ability to grant said options. The options shall be exercised by Darrah whereby the payable of fourteen thousand dollars ($14,000) due and owing to Darrah by Insynq shall be used to pay the exercise price of the stock options for two hundred thousand (200,000) Insynq restricted common stock described herein.

     2.2 Attorney Fees. Darrah's legal counsel, John Spencer, shall be granted stock options of fifty thousand (50,000) Insynq restricted common stock with an exercise price of seven cents ($.07) per share as payment of the reasonable costs of Darrah's attorney's fees of three thousand five hundred dollars ($3,500). The option agreement and documents required to exercise these options shall be delivered to John Spencer within ten days of InsynQ's ability to grant the options and shall be exercised whereby the payable of three thousand five hundred dollars ($3,500) due and owing to Darrah's legal counsel, John Spencer, by Insynq shall be used to pay the exercise price of the fifty thousand (50,000) restricted common stock options described herein.


     3.   UNANTICIPATED DAMAGE

     3.1. There is a risk that subsequent to the execution of this agreement that Insynq or Darrah, individually, jointly and/or severally, on behalf of themselves, their predecessors, successors, heirs, beneficiaries and assigns, will incur or suffer personal or bodily discomfort, financial loss, property damage, tax liability, civil or criminal penalty, or any other type of damage or any of these, which is in some way caused by the facts set forth in the lawsuit referred to above, but which is unknown and unanticipated at the time this Agreement is signed; and further, there is a risk that the damages presently known may be, or may become, more serious than the undersigned now expects or anticipates. The parties hereby assume the above-mentioned risks and this Agreement shall apply to all unknown or unanticipated results of the occurrence described above as well as those known and anticipated.


     4.   ADVICE OF LEGAL COUNSEL

     The advice of legal counsel has been obtained by all parties prior to signing this Agreement. Counsel for each party to this agreement has played an active role in drafting each term of this agreement. Accordingly, no provision of this agreement shall be interpreted against any party on the grounds that it was drafted by that party. BY SIGNING THIS AGREEMENT, EACH PARTY HERETO ATTESTS THAT THIS AGREEMENT WAS ENTERED INTO FREE FROM ANY DURESS AND/OR COERCION, BASED UPON EACH SIGNATORY'S OWN WILL AFTER OBTAINING ADVICE OF COUNSEL. If any provision of this Agreement is held to be invalid or ineffective, such invalidity or ineffectiveness shall not affect the remaining provisions or applications of this Agreement, which shall be given full and complete effect without the invalid or ineffective provisions hereof. To this end, the provisions of this Agreement are severable.


     5.   HEADINGS.

     The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement. Any rule of law or legal decision that would require interpretation of any ambiguities contained herein against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.


     6.   FURTHER DOCUMENTS.

     Each of the parties hereto shall execute and deliver any and all additional papers, documents, instructions and other instruments, including without limitation the memorandum, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.


     7.   TAXES

     Darrah and John Spencer are assuming the responsibility for all personal income and social security taxes associated with the settlement of this claim and Darrah and John Spencer will assume any liabilities indemnifying InsynQ for payment of all such taxes that may become due under this settlement.


     8.   CONFIDENTIALITY

     The parties and the parties' Counsel agree that the terms and contents of this Agreement, and any information regarding the Agreement (other than the fact of the settlement and its confidentiality) including the negotiation hereof, shall be maintained as confidential, and shall not be disclosed either directly or indirectly to any person, firm, association, partnership, corporation or other entity except as directed to be disclosed by law.



     This release contains the ENTIRE AGREEMENT between the parties hereto, and the terms of this release are contractual and not a mere recital.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.


INSYNQ, INC.:


___________________________________________
INSYNQ, INC., AUTHORIZED REPRESENTIVE


___________________________________________
PRINT NAME AND TITLE

___________________________________________
DATE



MARTIN E. DARRAH:


___________________________________________
MARTIN E. DARRAH

___________________________________________
DATE



NWCS, INC.:


___________________________________________
MARTIN E. DARRAH

___________________________________________
PRINT NAME AND TITLE

______________________________________
DATE


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